SEI EXCHANGE TRADED FUNDS

SEI DBi Multi-Strategy Alternative ETF
(the "Fund")

Supplement Dated October 20, 2025
to the Prospectus and Statement of Additional Information ("SAI"), each dated July 25, 2025

This Supplement provides new and additional information beyond that contained in the Prospectus and SAI and should be read in conjunction with such Prospectus and SAI.

The Prospectus and SAI are hereby amended and supplemented to reflect the following change in the fiscal year of the Fund.

Change in the Fund's Fiscal Year

At a meeting of the Board of Trustees of SEI Exchange Traded Funds (the "Board"), held on September 16, 2025, the Board approved a change to the Fund's fiscal year end from September 30 to March 31, effective March 31, 2026. This means that the Fund will have a short tax year, from September 30, 2025 to March 31, 2026, and that subsequent tax years will be from April 1st to March 31st. The Fund's investment objective, strategies, risks, and all other policies have not changed.

There are no other changes to the Prospectus and SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-1621 (10/25)